UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2018

Era Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 Town & Country Blvd., Suite 200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 369-4700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Yes  ☒    No  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders
At the 2018 Annual Meeting of Stockholders of Era Group Inc. (the “Company”) held on June 7, 2018, stockholders voted on proposals to (i) elect directors to the Board of Directors (the “Board”) of the Company, (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2018, (iii) approve the amendments to the Certificate of Incorporation of the Company to (a) grant the power to adopt, amend or repeal the Bylaws to the Board and (b) reflect a change of the Company’s registered agent and address in Delaware (the “COI Amendments”), (iv) approve the amendment to the Bylaws to provide for the resignation of directors who fail to receive a majority of votes cast at an annual meeting of the stockholders (assuming that the election is uncontested) (the “Majority Voting Bylaw Amendment”) and (v) approve the Amendments to the Bylaws to (a) clarify that directors can be removed by the stockholders with or without cause and (b) reflect a change of the Company’s registered agent and address in Delaware (the “Additional Bylaw Amendments”).
All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The stockholders’ vote also (i) ratified the appointment of the Company’s independent registered accounting firm for the fiscal year ending December 31, 2018, (ii) approved the COI Amendments, (iii) approved the Majority Voting Bylaw Amendment and (iv) approved the Additional Bylaw Amendments.
The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-votes

Charles Fabrikant	13,734,109	4,738,036	1,277,763
Christopher S. Bradshaw	18,329,283	142,862	1,277,763
Ann Fairbanks	15,627,613	2,844,532	1,277,763
Blaine Fogg	15,671,543	2,800,602	1,277,763
Christopher P. Papouras	15,548,868	2,923,277	1,277,763
Yueping Sun	18,306,229	165,916	1,277,763
Steven Webster	18,205,092	267,053	1,277,763

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company's Independent Registered Accounting Firm for the fiscal year ending December 31, 2018

Votes For	Votes Against	Abstain	Broker Non-votes

19,320,807	225,886	203,215	—

Proposal No. 3 - Approval of the COI Amendments

Votes For	Votes Against	Abstain	Broker Non-votes

18,184,591	272,116	15,438	1,277,763

Proposal No. 4 - Approval of the Majority Voting Bylaw Amendment

Votes For	Votes Against	Abstain	Broker Non-votes

18,451,271	19,425	1,449	1,277,763

Proposal No. 5 - Approval of the Additional Bylaw Amendments

Votes For	Votes Against	Abstain	Broker Non-votes

18,452,039	13,158	6,948	1,277,763

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Era Group Inc.

Date: June 7, 2018	By:	/s/ Christopher S. Bradshaw

	Name:	Christopher S. Bradshaw
	Title:	President and Chief Executive Officer